UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------


                                  FORM 8 - K/A


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) January 31, 2006


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                         CHADMOORE WIRELESS GROUP, INC.
             (Exact name of registrant as specified in its charter)


           Colorado                        0-20999               84-1058165
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
Incorporation or organization)                               Identification No.)


                          2458 E. Russell Road, Suite B
                             Las Vegas, Nevada 89120
               (Address of principal executive offices) (Zip Code)


                                 (702) 740-5633
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 9.01         Financial Statements and Exhibits

Exhibit No.               Description

   99.1 Form 8-K response letter from the Company's independent, registered public accountants


                               S I G N A T U R E S

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   CHADMOORE WIRELESS GROUP, INC.
                                   a dissolved Colorado corporation - 2002
                                   (Registrant)

January 31, 2006                By: /s/ STEPHEN K. RADUSCH
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Date                               Name: Stephen K. Radusch
                                   Title: Chief Financial and Accounting Officer